Exhibit 99.1

www.jetpay.com Copyright JetPay Corporation 2018 2017 ANNUAL MEETING September 11, 2018

www.jetpay.com Copyright JetPay Corporation 2018 Forward Looking Statement This presentation includes “forward - looking statements” within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. JetPay’s actual results may differ from its expectations, estimates and projections and consequently, you should not rely on these forward - looking statements as predictions of future events. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “be lie ves,” “predicts,” “potential,” “continue,” and similar expressions are intended to identify such forward looking statements. These forward - looking statements involve significant risks and uncertainties that co uld cause the actual results to differ materially from the expected results. Most of these factors are outside JetPay’s control and are difficult to predict. Factors that may cause such differences include, but are not limited to, those described under the heading “Risk Fa cto rs” in the Company’s Annual Report on Form 10 - K for the fiscal year ended December 31, 2017, filed with the Securities and Exchange Commission (“SEC”) on March 28, 2018, the Company’s Quarterly Reports on Form 10 - Q and the Company’s Current Reports on Form 8 - K. JetPay cautions that the foregoing list of factors is not exclusive. Additional information concerning these and other risk factors is contained in JetPay’s most recent filings with the SEC. All subsequent written and oral forward - looking statements concerning JetPay or other matters and attributable to JetPay or any person acting on its behalf, are expressly qualified in their entirety by the cautionary statements above. JetPay cautions readers not to place undue reliance upon any forward - looking statements, which speak only as of the date made. JetPay does not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward - looking statements to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based. Pennsylvania Corporate Headquarters HR & Payroll Services ' Headquarters 7450 Tilghman Street, Suite 170 Allentown, PA 18106 Financial Institutions 136 East Watson Avenue Langhorne, PA 19047 Texas Payment Services ' Headquarters 3361 Boyington Drive, Suite 180 Carrollton, TX 75006 Florida Government & Utilities 316 South Baylen Street, Suite 590 Pensacola, FL 32502 Offices and Locations 1

www.jetpay.com Copyright JetPay Corporation 2018 2017 Annual Meeting Overview CEO Message Payment Services HR & Payroll Services 2017 Financial Performance 2018 Strategic Initiatives How We Do Business 2

www.jetpay.com Copyright JetPay Corporation 2018 CEO Message Diane (Vogt) Faro Chief Executive Officer The Value of Partnerships • JetPay approaches partnerships differently. • We can deliver both Payment and HR & Payroll Services to our clients. • We recognize the value of joint collaboration building partnerships with every client. • Strategic partnerships are essential to our continued success. • Payment Services increased revenues 44.5%, or $18.1 million in 2017. • HR & Payroll Services increased by 10.7%, or $1.7 million. Technology and Products that Perform • Our technology continues to strengthen our opportunities. • Stability and response time remains a strength with 99.99% up time. • Service delivery continues to be our focus in both technology and client relationships. People Matter • Our corporate culture supports making things happen. • We are continuously looking to make complex simple. • We strive to add the right people and products. CEO Message 3

www.jetpay.com Copyright JetPay Corporation 2018 We Collaborate • Leveraging our products and services expands our capabilities. • Working on the delivery of solutions that simplify and improve results. • Asking questions to focus on the right products our markets demand. • Building technology roadmaps that enhance our current platforms. • Providing customizable solutions when necessary. We Take Action • Being efficient and agile is our competitive advantage. • Nurturing a culture to simplify processes is valued by employees, clients and partners. • Remain flexible and entrepreneurial in our execution. We Strategize How We Do Business 4

www.jetpay.com Copyright JetPay Corporation 2018 Enterprise Robust, scalable, and secure technology with direct integration for payment, HR and payroll services. Government And Utilities Specialized solutions for the complex requirements of government services and the technology platform that can be customized and support required integrations. Integration, ISO & Agents Expertise in payments and integrations to deliver in weeks not months. Businesses of all sizes The products and platforms that can deliver solutions that partners, merchants, employers and industries demand. Referral Adding value for Accounting Firms, Financial Institutions and Advisors. How We Do Business 5

www.jetpay.com Copyright JetPay Corporation 2018 How We Do Business Testimonials “JetPay excels in recurring and online payments, which is a significant part of our business model and the markets we serve.” David Cooper, Chief Technology Officer “We have more than 2000 employees, both union and non - union, and the most important aspect of our relationship with JetPay is trust. … I can highly recommend JetPay.” Tim A. Reeves, CFO County of Lehigh HR & Payroll Services – Client , Personify Payment Services – Integrated Partner “The personalized service is exceptional.” Saj Rizvi, CEO Kiddie’s Playgroup Management, LLC HR & Payroll Services – Partner “The superior knowledge and excellent customer service the Financial Services team has provided to QNB for over 10 years is unsurpassed! I can tell my clients I have access to the president of JetPay and they are available to meet if ever needed.” Romaine Russo, VP, Specialized Financial Services “JetPay is nimbler than the larger processors. The benefit is quick response, more customization opportunities and access to decision makers at the highest level.” Paul Nee, CEO TranzVia Payment Services – ISO Partner QNB Payment Services – Financial Institutions Partner 6

Payment Services

Payment Processing

- Industry leading availability - 99.99%, maximizing our clients' customer satisfaction.
- The JetPay processing platform's stability, processing speed, scalability and security provides our clients with the elements that are critical to their success.
- Our engineering experts provide customers with simple, fast integrations and customized consultative services.

ACCOUNT UPDATER
Improve dollars processed and increase revenue.

TRANSACTION RECYCLING
Manage payment schedules to process.

ACH ACCEPTANCE
Cards and ACH – One batch simplify balancing and costs.

AUTO-BOARDING
System Interfaces to manage boarding and expedite processes.

INVENTORY MANAGEMENT
Easy access to manage equipment and deployment.

REPORTING
A single dashboard for standard and custom reporting.

JetWay

- JetWay brings direct access to integrated solutions and management tools businesses need to manage their business.
- Our JetWay portal is designed to make doing business easy, continuing to streamline our technology platforms.
- Our focus is removing barriers for partners and developers and cutting through the red tape.

7

JetPay
www.jetpay.com
Copyright JetPay Corporation 2018

www.jetpay.com Copyright JetPay Corporation 2018 JetX Cash Discount was one of the first programs with the technology to process discount for cash transactions and continues to lead the way with expanded capabilities. – Virtual Terminal – Bringing the cash for discount program to online, phone and mobile services. – eCommerce – With the growth of online retail services, having the ability to lower or eliminate processing fees is important. Enterprise and SMB can remain compliant and offer an integrated cash for discount program with JetX . – EMV mobile, Terminals and POS options – We offer multiple equipment options with JetX Cash Discount processing giving our merchants the choice to do business based on their needs not ours. The MAGIC gateway simplifies the payment process, creates a user - friendly experience and allows clients to accept payments quickly. – Electronic Bill Presentment Payment Platform – Comprehensive electronic billing and payment solution that allows businesses to receive and pay bills online. – Virtually Anywhere – A cloud - based virtual terminal gives our clients the ability to take payments anytime. – Retain Clients – Recurring payment options to manage billing and invoicing. – Simplified Reporting – Customize reports and manage workflows to focus on what’s important in your business. Payment Services 8

HR & Payroll Services

WORKFORCE TODAY®

Workforce Today is a comprehensive, cloud-based technology platform that keeps things seamless, accessible, and easy to manage.

- A full suite of human capital management technology to manage the administrative and compliance requirements.
- A platform that supports both employers and employees from hire to retire.

JetSource

JetSource provides additional expertise and outsourced services to assist clients with managing the administration of human resources, payroll, compliance and reporting.

- Brings together both technology and expertise to facilitate effective human capital management.
- An outsource solution that supports businesses of all sizes, in all industries.

PAYROLL SERVICES

Fully integrated
Access anywhere
Real-time preview

HUMAN RESOURCES

Manage employees
Employee reporting
Performance reviews

BENEFITS ADMINISTRATION

ACA compliance
Coverage tracking
Paperless enrollment

TIME & ATTENDANCE

Integrated payroll
Manager approvals
Time clocks & web

EMPLOYEE SELF-SERVICE

Paystubs and W2s online
Customizable
Time-off requests

REPORTING

Real-time payroll reports
Custom reports and storage
ACA reports

9

JetPay
www.jetpay.com
Copyright JetPay Corporation 2018

www.jetpay.com Copyright JetPay Corporation 2018 $12.7 $14.3 $15.0 $14.6 $14.9 $4.5 $4.6 $3.8 $3.9 $5.0 Quarterly Revenues Payments HR & Payroll Dec - 16 Mar - 17 Jun - 17 Sep - 17 Dec - 17 $ 17.2 $ 18.9 $ 18.8 $18.5 $19.9 ($ in millions) 2017 Financial Performance Quarterly Revenues as Reported - ASC 605 35 Revenue Growth Revenue growth of $19.9 million % 20 % Organic Growth 45 % Revenue Growth – Payment Services Revenue growth of $18.1 million 11 % Revenue Growth – HR & Payroll Services Revenue growth $1.7 million 10

www.jetpay.com Copyright JetPay Corporation 2018 $21.9 $16.2 $16.3 $15.7 $16.1 $67.1 $62.6 $62.8 $62.6 $61.8 Debt to Capitalization Ratio Debt Capital Dec - 16 Mar - 17 Jun - 17 Sep - 17 Dec - 17 25.0% 22.5% 20.0% ($ in millions) 2017 Financial Performance Debt to Capitalization Ratio ― Ratio Lowest levels since December 2012 5.8 million JetPay reduced outstanding debt from $21.9 million at December 31, 2016 to $16.1 million at December 31, 2017. $ 11

2017 Financial Performance

Quarterly EBITDA & Adjusted EBITDA



Quarterly EBITDA & Adjusted EBITDA
($ in thousand)
$826
$1,216
$1,401
$1,659
$1,124
$775
$979
$1,215
$1,446
Dec-16
Mar-17
Jun-17
Sep-17
Dec-17
EBITDA
Adjusted EBITDA

$3.3 million

Positive EBITDA

For the year ended December 31, 2017.

$5.2 million

Positive Adjusted EBITDA

For non-recurring and non-cash items, was 6.8% of revenues for the year ended December 31, 2017 as compared to Adjusted EBITDA of $3.8 million in 2016.

Non-GAAP Financial Measures

These comments include a discussion of non-GAAP financial measures as defined in Regulation G of the Securities and Exchange Act of 1934, as amended. We report our financial results in compliance with GAAP, but believe that also discussing non-GAAP measures provides investors with financial measures it uses in the management of our business. This Annual Report includes EBITDA and Adjusted EBITDA measurements. We define EBITDA as operating income (loss), before interest, taxes, depreciation, amortization of intangibles, and non-cash changes in the fair value of contingent consideration liability. We define Adjusted EBITDA as EBITDA, as defined above, plus certain non-recurring items, including certain legal and professional costs for non-repetitive matters, legal settlement costs, non-cash stock option costs, and non-cash losses on the disposal of fixed assets. These measures may not be comparable to similarly titled measures reported by other companies. Management uses EBITDA and Adjusted EBITDA as indicators of the Company's operating performance and ability to fund acquisitions, capital expenditures and other investments and, in the absence of refinancing options, to repay debt obligations. Management believes EBITDA and Adjusted EBITDA are helpful to investors in evaluating the Company's operating performance because non-cash costs and other items that management believes are not indicative of its results of operations are excluded. EBITDA and Adjusted EBITDA are supplemental non-GAAP measures and should not be considered as a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP such as net income or income from operations. Non-GAAP financial measures do not reflect a comprehensive system of accounting, may differ from GAAP measures with the same names, and may differ from non-GAAP financial measures with the same or similar names that are used by other companies.

12

JetPay
www.jetpay.com
Copyright JetPay Corporation 2018

2017 | 2018 Financial Performance

ASC 606 - Quarterly Revenues, EBITDA & Adjusted EBITDA

Quarterly EBITDA & Adjusted EBITDA

($ in thousands)



$2,249
$2,507
$70
$1,269
$936
$1,140
$1,082
$1,313
$1,412
$2,432
$3,076
$1,593
Mar-17
Jun-17
Sep-17
Dec-17
Mar-18
Jun-18
EBITDA
Adjusted EBITDA

Quarterly Revenues

($ in millions)



$14.5
$5.4
$9.1
$13.5
$3.8
$9.7
$13.6
$3.9
$9.7
$14.1
$4.8
$9.3
$15.9
$5.4
$10.5
$15.2
$4.2
$11.0
Mar-17
Jun-17
Sep-17
Dec-17
Mar-18
Jun-18
Payments
HR & Payroll

Non-GAAP Financial Measures

These comments include a discussion of non-GAAP financial measures as defined in Regulation G of the Securities and Exchange Act of 1934, as amended. We report our financial results in compliance with GAAP, but believe that also discussing non-GAAP measures provides investors with financial measures it uses in the management of our business. This Annual Report includes EBITDA and Adjusted EBITDA measurements. We define EBITDA as operating income (loss), before interest, taxes, depreciation, amortization of intangibles, and non-cash changes in the fair value of contingent consideration liability. We define Adjusted EBITDA as EBITDA, as defined above, plus certain non-recurring items, including certain legal and professional costs for non-repetitive matters, legal settlement costs, non-cash stock option costs, and non-cash losses on the disposal of fixed assets. These measures may not be comparable to similarly titled measures reported by other companies. Management uses EBITDA and Adjusted EBITDA as indicators of the Company's operating performance and ability to fund acquisitions, capital expenditures and other investments and, in the absence of refinancing options, to repay debt obligations. Management believes EBITDA and Adjusted EBITDA are helpful to investors in evaluating the Company's operating performance because non-cash costs and other items that management believes are not indicative of its results of operations are excluded. EBITDA and Adjusted EBITDA are supplemental non-GAAP measures and should not be considered as a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP such as net income or income from operations. Non-GAAP financial measures do not reflect a comprehensive system of accounting, may differ from GAAP measures with the same names, and may differ from non-GAAP financial measures with the same or similar names that are used by other companies.

13

JetPay
www.jetpay.com
Copyright JetPay Corporation 2018

www.jetpay.com Copyright JetPay Corporation 2018 Human Resource, Payroll Processing, and Payroll Tax Service operations consolidated to one location bringing together approximately 140 area employees. Allentown, PA Location HR & Payroll Services Opened a new data center in Alpharetta, GA that runs simultaneously and provides additional capacity and functionality to our main data center in Carrollton, TX. Alpharetta, GA Data Center Payment Services Recognized by The Nilson Report, as the 12th largest processor of card - not - present payment transactions in the US in 2017, and the sixth fastest - growing company by volume processed among the 40 largest merchant acquirers in the US. As published on March 19, 2018. Issue 1130 | Apr 2018 12 th LARGEST PROCESSOR Payment Services 2017 Highlights 14

www.jetpay.com Copyright JetPay Corporation 2018 2018 Strategic Initiatives ― Increase sales and marketing resources to ensure continued growth in Government & Utilities and ISV vertical channels. ― Continue development of our industry - leading JetX Cash Discount program to accelerate growth with the addition of e - Commerce and POS applications. ― Expand branding and marketing initiatives to increase brand awareness and penetrate new vertical markets to drive more prospect opportunities. ― Continue to enhance our technology platforms in Payments and HR & Payroll providing more ease and simplicity for our clients. ― Develop new products and enhance features that will help our clients improve performance and service capabilities. ― Enhance our talent by adding high - quality sales and engineering resources focusing on direct clients and ISV Partners. ― Seek opportunities for acquisitions or partnerships that provide growth opportunities in strategic market segments. 15 JetPay plans to enhance shareholder value through:

www.jetpay.com Copyright JetPay Corporation 2018 Peter B. Davidson Vice Chairman & Corporate Secretary investorinquiries@jetpay.com Investor Relations JTPY Diane (Vogt) Faro – Chief Executive Officer Gregory M. Krzemien – Chief Financial Officer Peter B. Davidson – Vice Chairman & Corporate Secretary Michael Collester – Chief Operating Officer John Crouch – Chief Information Officer Michael J. Pires – President - HR & Payroll Services Michelle Jenkins – Chief Marketing Officer Gene M. Valentino – Chief Strategy Officer Our Leadership 16